Exhibit 32.1
CERTIFICATION
OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Ballistic Recovery Systems, Inc. do hereby certify that:
a.
the Annual Report on Form 10-KSB of Ballistic Recovery Systems, Inc. for the year ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ballistic Recovery Systems, Inc.

Date: March 6, 2008	/s/ Larry E. Williams
By Larry E. Williams
Principal Executive Officer

Date: March 6, 2008	/s/ Carl D. Langr
By Carl D. Langr
Principal Accounting Officer